AMI VENDOR PROGRAM AGREEMENT 2013/ CORE-MARK

Date: 1/10/2013

This document will set forth the general terms of agreement between Nutrafuels, Inc. and AMI (Core- Mark) for our ongoing business relationship for the period from January 1, 2013 to December 31, 2013 or until a new agreement is in place. This agreement includes all business relating to AMI West and AMI East (AAE).

Vendor #: ________

Rebate:     5%

_____ Billback Qtrly     OR       _____ Off-Invoice     OR   _____ Check

Growth:   ____% Criteria: Detail dollar amount or other criteria required to earn growth rebate.

     Either NONE if growth rebate is not available.

Redistribution Allowance:  _____%

Allowances Available:   Detail all allowances available and criteria required to earn allowances.

Terms:  2% discount, if paid in 10 days; Due 30 days after delivery

Additional Marketing Funds:   Include percentage of marketing funds the vendor has available to promote/grow this line.

Penalties/Fees- refer to Purchasing Policies for full explanation

Promo Power Ad Fee:     $10,500

New Item Fees:               $3000 Everyday

$500 In/Out

$500 Replacement

Other Fees:

1.

Missed Appointment:

$250

2.

Late Delivery:

$250

3.

Late Promotion Order:

5% of full P.O. valuation of applicable product

4.

Free Goods Processing Fee:

15%of full P.S. valuation of applicable product

5.

Carrier Charges to AMI:

5% processing fee in addition to carrier charge

6.

Invoice Error:

$50 processing fee per invoice

7.

UPC Error Fee:

$250 per occurrence

Attachments: list attachments included that further explain/clarify vendor agreement

Changes to program from 2012 must be explained.

Changes? Circle One.

No     Yes     If yes, explain below.

New__________________________________________________________________________________

Changes to program not disclosed (written here) may or may not be honored at AMI’s discretion, even with buyer signature.

/s/ Authorized Signature

/s/Roberto Keyvan

AMI Buyer Signature

Vendor Representative Signature

1/10/2013

Roberto Keyvan     CaliforniaK1@gmail.com

Date Approved

Name and Title

UN-SALEABLE RETURN DISPOSITION AGREEMENT

As detailed in the FMI/GMA joint industry report, please indicate by checking on the appropriate box, the method of disposition for your un-saleable products processed at our in house Return Center. A debit memo (UDR) will be issued monthly to the vendors for all un-saleable products. This is for all un-saleable returns for AMI West and AMI East (AAE).

This is for un-saleables only. Good warehouse inventory is handles separately.

Company Name: NUTRAFUELS

 Tel No.: 310-849-5527

Contact Person: Roberto Keyvan (Broker)

 Tel No:

Contact Person:

  Fax No.:

Address:

          624 Six Flags Dr., Ste. 203

  E-Mail: Californiak1@gmail.com

          Arlington, TX 76011

  Vendor #: 6251

Office #:

          888-418-0783

(To be filled in by AMI)

PICK EITHER OPTION #1 OR Option #2

1.

PRODUCTS PROCESSED BY AMI RETURN CENTER *

A.

☐

Returned products will be reviewed by the Vendor only at AMI return center.

B.

☐

Returned products will automatically be destroyed at AMI return center.

C.

☐

Returned products will be donated to charity at AMI return center.

Note:

*Vendors are responsible for ALL shipping costs & processing fees of all returned products. If a return authorization is submitted without shipping instructions that include payment method (i.e. freight collect, vendor prepay, etc.), your products will not be returned. Thirty days written notice is required for disposition change.  Products not reviewed or picked-up by vendor will be disposed of at AMI's discretion. Products that have not been reviewed, and for 2 consecutive periods there has been no contact from the vendor to the return center, these products will no longer be held and will be disposed of at AMI's discretion. If you have any questions about the reclamation policies and procedures please contact: Call Tim Gilsen (951) 272-4790 x232.

AMI RETURN CENTER

PHONE: 951-272-4790 x232

FAX: 951-272-3595

311 REED CIRCLE, CORONA CA 92879

2.

ALL OTHERS

A.

☐

5% off invoice spoil allowance in lieu of products processed at reclamation center.

B.

☐

Other, be specific: email vendor with monthly unsaleables for disposition.

Date: 1/10/13

Signature: /s/Roberto Keyvan

Print Name: Roberto Keyvan

(Californiak1@gmail.com

•

Vendor pay 1% processing fee only on returns.

Allied Merchandising Industry

Purchasing Policies

Overview

Allied Merchandising Industry ("AMI" or "The Company") utilizes the following policies outlined herein. These polices apply to both distribution points -AMI West and AMI East (AAE). With few exceptions, these polices have been standard practice's in Core-Mark's distribution centers for some time. These policies should not be interpreted as new rules. Generally, these are current practices that are being more formally organized and communicated to achieve the following:

1.

Consistency across divisions.

2.

Streamline costs.

3.

Improved communication to manufacturer community.

4.

Better documentation for post-audits and SOX compliance.

In preparation of this policy communication, Core-Mark utilized a third-party agency to research standard practices within the distribution industry. The agency analyzed similar distribution organizations from the grocery, foodservice and convenience segments. The company is confident that the policies herein are standard and fair practices.

To assist our Vendors in clearly understanding the Vendor requirements, Core-Mark has detailed in the Purchasing Policies all aspects of the supply function. This clearly defines the standards Core-Mark expects from its Vendors and the costs incurred in not meeting these standards.

Purchasing Requirements

New Vendors

If you are a new vendor to Core-Mark, the following procedure will be followed:

A credit check of the Vendor will occur to ensure the new company is viable and no liability will fall upon Core-Mark. If the credit check shows the new Vendor does not meet Core-Mark's financial standards, the Vendor will not be set up.

Core-Mark will withhold payment for a minimum of 45 days for all suppliers that are new to the Company. Core-Mark also reserves the right to withhold payment on any new retail promotion until the conclusion of the promotional period. Any funds owed less discounts, payment terms, and return costs (if any) will then be paid.

In order for a new Vendor to be accepted by the Company the following information must be provided:

Setup Form

•

Remittance address

•

Phone and fax numbers for the order desk

•

Payment terms

•

Include off-invoice spoilage allowance if applicable

W-9Form

Certificate of Insurance

•

Minimum product liability limit of $2,000,000

•

Core-Mark named as certificate holder and or additionally insured using our corporate address:

395 Oyster Point Blvd., Suite 415, South San Francisco, CA 94080

New Item Information

In order for a new item to be listed, the following information will be required and must be submitted on vendor stationary:

•

Complete item description

•

Pack and size

•

Case weight

•

Case cube or dimensions

•

Case pack

•

Retail pack of wholesale unit

•

Pallet configuration (Ti/Hi)

•

UPC codes

Failure to provide the information noted above will result in delays in setting up the new item.

UPC Codes

Core-Mark requires all three levels of UPC for an item; the case UPC, the inner pack UPC, and the retail UPC. The UPC should also include the prefix number and the check digit to ensure accurate scanning data is captured.

For prepacks with multiple retail UPC and quantities, a complete listing of the contents with each retail UPC will be required along with suggested retail prices. In the event a manufacturer provides the Company with an incorrect UPC or omits a UPC level, out of stocks may occur. Therefore, a charge of $250 per occurrence will be applied for incorrect or omitted UPC.

New Item Listings

AMI will charge a New Item Introduction Fee $3,000 per item.  This covers the set up fees for all US Core-Mark Divisions.  If a vendor chooses to also pay new item fees at the Core-Mark divisions, that is their choice.

This fee is primarily intended to offset the one-time administrative and warehouse costs associated with establishing a new item in the companies warehouse. Secondly, this fee places a value on a limited resource (warehouse slot) and assists in s.k.u. rationalization by placing a cost of entry to new items (i.e. products that can not support these assessments, at  a minimum, should not warrant a permanent location in a warehouse).

Willingness to submit this fee does not ensure new item distribution. Other factors, such as consumer demand, item duplication, other marketing support, and logistics efficiencies, will also be considered.  Specifically, a company division may, at its discretion, request additional funds for introductory marketing support to justify item placement.

The New Item Introduction Fee is applicable to all product categories and includes items purchased in the company warehouse and internally re-distributed to another company facility (except where noted below). The only exceptions to this policy are:

Point of Purchase material; Racks/Fixtures; Equipment

Pre-determined "In and Out" items (i.e. shippers) will be billed a flat $500 processing fee

Replacement items that are only "pack changes" will be billed a flat $500 processing fee

Inventory Expectations

Inventory Turns

In order to maintain efficiency within the supply chain Core-Mark expects to turn our inventory a minimum of 13 times per year. If product is in a warehouse for 90 days or longer the following procedures will be enacted:

•

A complete list of items in excess of 90 days will be communicated to the Vendor

•

The Vendor will have 30 days to remove these items from our inventory and issue credit

•

If these items remain in our inventory at the end of this 30 day period, a UDR will be processed to dispose of the product. The Vendor will then be given 7 days to pick up the inventory

Product Recalls

In the event of a product recall, voluntary or mandatory, the division will charge the vendor 100% plus dry room fees for both warehouse and retail product. In addition, any direct costs such as temporary-labor, dump charges, or freight will be billed back separately. An additional charge of $10 per credit written will be billed to cover the cost of customer notification and writing the credit.

Spoils - Dry Room Processing

All vendors are expected to cover spoils and damaged product at 100% plus a processing fee of 25% for both warehouse and retail spoils if processed by the division.

Off invoice Spoils Allowances on gross cost are acceptable with the understanding that if the dry room amount plus the processing fee is greater than the amount received off-invoice, the difference will be billed-back.

Any exception to this policy must be approved in advance by the AMI buyer. All OTCitems must have a minimum of 18 months shelf life upon receipt or product will be moved to the dry room and vendor notified and charged.

Operational Rules

The two objectives of the Operational Rules are:

1.

To ensure superior service from supplying manufacturers that will allow the company to maintain superior service and fill rates to retail customers.

2.

To ensure the company receives fair compensation for incremental operational costs associated with processing late deliveries, especially promotional goods, and "Free Goods" offers from manufacturers.

Rules:

1.

Delivery hours are 4:00 am to 11:00 am and by appointment only - CALL 951-272-4790 ext 247 or EMAIL AAEReceiving@core-mark.com.

2.

Delivery appointments (or rescheduled appointments with no penalty) must be made with 48 hours’ notice.

3.

All deliveries must be Freight Pre-Paid including any carrier charges for making an appointment or sort and segregation, which is required.  All charges received by AMI for any freight related reason will be charged to the supplier.

4.

A delivery is considered "Late"  if it is made after the published manufacturer lead-time and the purchase order (P.O.) due date.  It is the responsibility of the supplier to meet the due date on the Purchase Order.

5.

An appointment is considered "missed" if the delivery arrives more than one (1) hour past scheduled time.

6.

No pallet charges will be accepted.  Pallet requirements are:

a.

48 x 40, 4 way

b.

No overhang on pallets

c.

No more than 46 inches from the floor to the top of the pallet.

7.

Product within the following categories will be refused:

a.

Incorrect UPC or Case Pack - must be labeled on the outside carton b. Damaged or unlabeled

b.

No Purchase Order indicated or incorrect.

c.

OTC products with less than 18 months dating from time of receipt.

8.

"Free Goods" are defined as the "Get" component of any "Buy x, Get i' offers or any "Free  Shelf Fill" offers made to retail or any other type of offer that provides goods to retail at no costs.

9.

"Promotional"   items  are  defined  as  any  item  that  is  being  promoted  in  a corporate promotion or any "In and Out" items that are being brought in to specifically support a local promotion.

Penalties/Fees:

1.

Missed Appointment:

$250

2.

Late Delivery

$250

3.

Late Promotion Order

5% of full P.O. valuation of applicable product

4.

Invoice Error Fee

$50 for each invoice containing errors

5.

Free Goods Processing Fee:

15% of full P.O. valuation of applicable product

6.

Carrier Charges to AMI          5% processing fee in addition to carrier charge

Off-Invoice/Bill-Backs

The purpose of the “Off-Invoice/Bill-Back” policies is meant to ensure that AMI is afforded the opportunity to execute promotional purchases regardless of order cycle or timing notification.

AMI is entitled to claim deals under the following conditions:

1.

Based upon order date (up to last date of published deal).

2.

Based upon ship date (up to 14 days prior to start of deal).

3.

AMI is entitled to all deals, regardless of dates, that can be justified as promotional sized purchases (larger than turn orders).

4.

AMI is entitled to a minimum of one purchase order (deal applicable), regardless of dates, after deal information is communicated less than 30 days prior to the start of a deal period.

5.

Shipments shorted during deal period received after deal ends.

6.

Shipments shorted during deal period regardless of subsequent receipts.

7.

AMI is entitled to a 2% fee of bill-back amount to compensate for cost of money of deal extended by company in advance of supplier payments.

8.

If deal increases after deal starts, AMI may claim greater amount retroactive to the start of the deal.

Purchase Order Confirmation

We require confirmation on all our Purchase Orders. Unless we are notified within 24 hours of submission, prices on the Purchase Orders are assumed to be correct (including off-invoice amounts). All Purchase Orders can be confirmed by emailing SSeboldt@core-mark.com

Price Protection/Price Increase Notification

To protect the company against inventory loss, the following “Price Protection/Price Increase Notification” policies are applicable:

Price Protection

1.

In event of price decline, company is allowed protection for product on-hand plus in-transit and will charge a 10% (of decline) administrative fee for on-hand and in-transit product.

2.

Fresh produce, fresh meats, eggs, and milk are excluded from price protection policies.

3.

The company will not utilize “recent shipments” in lieu of “Rule #1” above.

4.

The company will not utilize “x cases /units per store” in lieu of “Rule #1” above.

Price Increase Notification

1.

AMI must receive price increase notification following policies outlined herein. With few exceptions, these policies have 30 days in advance.

2.

Notification must be in writing and received 30 days prior to effective.

3.

Less than 30 days’ notice will result in extension of effective notice from date official written notice received.

4.

Failure to provide notice will result in a credit being deducted for 30 days average purchases plus 1 week per 1 percent of increase from date of discovery of price advance.

5.

Suppliers must keep net price commitments in place for 6 months on corporate promotional commitments and 60 days on divisional promotions.

Miscellaneous

This section is intended to address most other issues, without being inclusive, regarding purchasing practices at company divisions.

1.

Any offer of a salesman’s SPIFF (for a single sale, achieving a quota, or an award for being among the top salespeople in a contest) that exceeds $300 in value (cash or merchandise) requires approval from the corporate marketing group, director or higher, prior to the start of the promotion.

2.

New Item Allowances. AMI will take introductory allowances on initial orders of a new product up to 60 days after the original offer period.

3.

AMI will take deals on different flavors of same product groups not listed on deal sheets, unless specifically excluded on deal sheet. Core-Mark International, Inc. will not take display allowances on open stock product, even for product shipped during same time period as display allowances.

4.

For bill-back allowances, company divisions may take deal based on product purchased during bill-back period or difference between beginning and ending inventory (when no product is purchased during deal period).

Gifts and Gratuities

It is Core-Mark’s policy that employees whose positions are responsible for purchasing products or services may not accept from vendors any gift or gratuity that could be intended to or perceived to influence a purchasing decision.

Trips, including travel or lodging, as well as any other consideration the value of which would exceed $100.00 are prohibited, except as expressly approved in advance by a Core-Mark Vice President.